SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               2


72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                         $  74
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class A2                        $ 120
                                       Class Y                         $  37
                                       Institutional Class             $  84


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.0097
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class A2                         0.0159
                                       Class Y                          0.0296
                                       Institutional Class              0.0326


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                           5,800
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class A2                          6,565
                                       Class Y                           1,439
                                       Institutional Class                 722


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                         $ 10.47
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class A2                        $ 10.47
                                       Class Y                         $ 10.47
                                       Institutional Class             $ 10.48

Invesco U.S. Government Fund                                      SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               4

72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                         $ 9,509
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class B                         $ 1,354
                                       Class C                         $ 1,441
                                       Class R                         $   425
                                       Class Y                         $   171
                                       Investor Class                  $ 3,075
                                       Institutional Class             $   480


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.2710
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class B                          0.2038
                                       Class C                          0.2029
                                       Class R                          0.2486
                                       Class Y                          0.2936
                                       Investor Class                   0.2710
                                       Institutional Class              0.3132


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                          32,685
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class B                           5,098
                                       Class C                           5,988
                                       Class R                           1,906
                                       Class Y                           1,050
                                       Investor Class                   11,526
                                       Institutional Class                 724


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                         $ 8.91
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class B                         $ 8.94
                                       Class C                         $ 8.90
                                       Class R                         $ 8.92
                                       Class Y                         $ 8.92
                                       Investor Class                  $ 8.92
                                       Institutional Class             $ 8.91

Invesco Income Fund                                               SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               5

72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                          $9,955
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class B                          $  862
                                       Class C                          $  798
                                       Class R                          $  200
                                       Class Y                          $  135
                                       Investor Class                   $2,818
                                       Institutional Class              $  641


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.2399
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class B                          0.2027
                                       Class C                          0.2019
                                       Class R                          0.2270
                                       Class Y                          0.2525
                                       Investor Class                   0.2412
                                       Institutional Class              0.2657


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                          39,194
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class B                           3,658
                                       Class C                           3,494
                                       Class R                             926
                                       Class Y                             575
                                       Investor Class                   11,147
                                       Institutional Class               2,486


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                          $ 5.06
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class B                          $ 5.06
                                       Class C                          $ 5.05
                                       Class R                          $ 5.05
                                       Class Y                          $ 5.06
                                       Investor Class                   $ 5.07
                                       Institutional Class              $ 5.06

Invesco Money Market Fund                                         SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:       2/28/2011
File number :            811-05686
Series No.:              6

72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Invesco Cash Reserve Shares                        $  212
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class A5                                           $  105
                                       Class B                                            $   27
                                       Class B5                                           $   16
                                       Class C                                            $   28
                                       Class C5                                           $    9
                                       Class R                                            $   15
                                       Class Y                                            $    5
                                       Investor Class                                     $   72


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Invesco Cash Reserve Shares
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class A5                                          0.0003
                                       Class B                                           0.0003
                                       Class B5                                          0.0003
                                       Class C                                           0.0003
                                       Class C5                                          0.0003
                                       Class R                                           0.0003
                                       Class Y                                           0.0003
                                       Investor Class                                    0.0003


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Invesco Cash Reserve Shares                      656,742
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class A5                                         292,143
                                       Class B                                           73,558
                                       Class B5                                          42,813
                                       Class C                                           82,598
                                       Class C5                                          24,809
                                       Class R                                           47,232
                                       Class Y                                           14,412
                                       Investor Class                                   205,049


74V.                                 1 Net asset value per share (to nearest cent)
                                       Invesco Cash Reserve Shares                       $ 1.00
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class A5                                          $ 1.00
                                       Class B                                           $ 1.00
                                       Class B5                                          $ 1.00
                                       Class C                                           $ 1.00
                                       Class C5                                          $ 1.00
                                       Class R                                           $ 1.00
                                       Class Y                                           $ 1.00
                                       Investor Class                                    $ 1.00

Invesco Municipal Bond Fund                                      SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               7

72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                         $15,203
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class B                         $   431
                                       Class C                         $ 1,808
                                       Class Y                         $ 1,038
                                       Investor Class                  $ 5,988


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.3575
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class B                          0.2984
                                       Class C                          0.2978
                                       Class Y                          0.3778
                                       Investor Class                   0.3639


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                          34,187
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class B                           1,088
                                       Class C                           5,555
                                       Class Y                           3,404
                                       Investor Class                   16,107


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                          $ 7.67
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class B                          $ 7.68
                                       Class C                          $ 7.66
                                       Class Y                          $ 7.67
                                       Investor Class                   $ 7.67

Invesco High Yield Fund                                           SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               8


72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                         $37,619
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class B                         $ 2,636
                                       Class C                         $ 4,488
                                       Class Y                         $ 1,452
                                       Investor Class                  $ 9,493
                                       Institutional Class             $ 9,631


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.3112
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class B                          0.2811
                                       Class C                          0.2799
                                       Class Y                          0.3198
                                       Investor Class                   0.3115
                                       Institutional Class              0.3261


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                         123,046
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class B                           8,628
                                       Class C                          17,415
                                       Class Y                           8,120
                                       Investor Class                   30,962
                                       Institutional Class              19,062

74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                          $ 4.33
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class B                          $ 4.34
                                       Class C                          $ 4.32
                                       Class Y                          $ 4.34
                                       Investor Class                   $ 4.33
                                       Institutional Class              $ 4.32

Invesco Core Bond Fund                                            SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               9

72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                           $ 4,302
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class B                           $   693
                                       Class C                           $   800
                                       Class R                           $    80
                                       Class Y                           $    39
                                       Institutional Class               $ 8,339


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.3668
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class B                          0.2997
                                       Class C                          0.2997
                                       Class R                          0.3444
                                       Class Y                          0.3894
                                       Institutional Class              0.3928


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                          13,738
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class B                           2,105
                                       Class C                           2,339
                                       Class R                             239
                                       Class Y                              88
                                       Institutional Class              20,416


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                          $ 9.00
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class B                          $ 9.01
                                       Class C                          $ 9.00
                                       Class R                          $ 9.00
                                       Class Y                          $ 9.01
                                       Institutional Class              $ 9.01

Invesco Short Term Bond Fund                                      SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               10

72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                         $ 2,316
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class C                         $ 3,856
                                       Class R                         $    56
                                       Class Y                         $   320
                                       Institutional Class             $ 1,108


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.3668
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class C                          0.2997
                                       Class R                          0.3444
                                       Class Y                          0.3894
                                       Institutional Class              0.3928


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                          12,976
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class C                          28,338
                                       Class R                             297
                                       Class Y                           1,485
                                       Institutional Class               2,004


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                          $ 8.72
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class C                          $ 8.71
                                       Class R                          $ 8.73
                                       Class Y                          $ 8.72
                                       Institutional Class              $ 8.72

Invesco Real Estate Fund                                          SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               11

72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                         $15,738
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class B                         $   456
                                       Class C                         $   992
                                       Class R                         $ 1,476
                                       Class Y                         $   864
                                       Investor Class                  $   874
                                       Institutional Class             $ 6,598


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.3431
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class B                          0.1990
                                       Class C                          0.1985
                                       Class R                          0.2949
                                       Class Y                          0.3915
                                       Investor Class                   0.3426
                                       Institutional Class              0.4300


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                          48,179
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class B                           1,827
                                       Class C                           5,485
                                       Class R                           5,987
                                       Class Y                           3,195
                                       Investor Class                    2,710
                                       Institutional Class              16,866


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                         $ 23.03
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class B                         $ 23.11
                                       Class C                         $ 23.04
                                       Class R                         $ 23.04
                                       Class Y                         $ 23.04
                                       Investor Class                  $ 23.01
                                       Institutional Class             $ 23.04

Invesco Global Real Estate Fund                                   SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               12

72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                         $11,395
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class B                         $   542
                                       Class C                         $ 1,537
                                       Class R                         $   487
                                       Class Y                         $ 7,190
                                       Institutional Class             $12,926


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.4496
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class B                          0.3774
                                       Class C                          0.3775
                                       Class R                          0.4255
                                       Class Y                          0.4740
                                       Institutional Class              0.4972


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                          27,284
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class B                           1,392
                                       Class C                           4,151
                                       Class R                           1,161
                                       Class Y                          16,872
                                       Institutional Class              31,331


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                         $ 10.83
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class B                         $ 10.81
                                       Class C                         $ 10.81
                                       Class R                         $ 10.83
                                       Class Y                         $ 10.85
                                       Institutional Class             $ 10.83

Invesco Dynamics Fund                                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               13

74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                           6,066
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class B                             683
                                       Class C                             861
                                       Class R                             131
                                       Class Y                             530
                                       Investor Class                   33,766
                                       Institutional Class               3,401


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                         $ 23.76
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class B                         $ 22.22
                                       Class C                         $ 21.79
                                       Class R                         $ 23.43
                                       Class Y                         $ 23.90
                                       Investor Class                  $ 23.76
                                       Institutional Class             $ 24.85

Invesco Van Kampen Corporate Bond Fund                           SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:        2/28/2011
File number :             811-05686
Series No.:               17

72DD.                                1 Total income dividends for which record date passed during the period. (000's Omitted)
                                       Class A                         $13,555
                                     2 Dividends for a second class of open-end company shares (000's Omitted)
                                       Class B                         $ 1,540
                                       Class C                         $   952
                                       Class Y                         $    81
                                       Institutional Class             $   774


73A.                                   Payments per share outstanding during the entire current period: (form nnn.nnnn)
                                     1 Dividends from net investment income
                                       Class A                          0.1595
                                     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                                       Class B                          0.1475
                                       Class C                          0.1442
                                       Class Y                          0.1683
                                       Institutional Class              0.1717


74U.                                 1 Number of shares outstanding (000's Omitted)
                                       Class A                          81,118
                                     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                       Class B                           9,600
                                       Class C                           6,080
                                       Class Y                             611
                                       Institutional Class                   2


74V.                                 1 Net asset value per share (to nearest cent)
                                       Class A                          $ 6.78
                                     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                                       Class B                          $ 6.77
                                       Class C                          $ 6.77
                                       Class Y                          $ 6.79
                                       Institutional Class              $ 6.78